Exhibit 99.1

For immediate release	For More Information: James R. Gordon, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FIRST QUARTER 2022 EARNINGS

ABILENE, Texas, April 21, 2022 - First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the first quarter of 2022 of $55.97 million compared to earnings of $56.92 million for the same quarter a year ago. Basic and diluted earnings per share were $0.39 for the first quarter of 2022 compared with $0.40 for the same quarter a year ago. As further described below, the results this quarter compared to the prior year included i) an increase in the provision for credit losses of $6.78 million; ii) a $4.88 million decrease in PPP loan origination fees; and iii) a $3.56 million decline in mortgage revenues. Offsetting these items was an increase in net interest income, excluding lower PPP loan origination fees, of $11.50 million from continued balance sheet growth.

“Leveraging the new relationships developed and the momentum created over the last two years, we delivered outstanding growth this quarter reflected by overall loan growth, excluding PPP and held-for-sale loans, of $214.25 million, or 16.07 percent annualized, and deposit growth of $433.34 million, or 16.63 percent annualized. We continue our focus on growth, delivering excellence in customer service, improving our digital delivery, investing in our employees, and maximizing shareholder returns. We appreciate the continued support of our customers, shareholders and associates,” said F. Scott Dueser, Chairman, President and CEO of First Financial Bankshares, Inc.

Net interest income for the first quarter of 2022 was $95.44 million compared to $88.82 million for the first quarter of 2021. The net interest margin, on a taxable equivalent basis, was 3.22 percent for the first quarter of 2022 compared to 3.55 percent in the first quarter of 2021. The growth in net interest income was driven by higher average interest-earning assets which increased to $12.50 billion for the first quarter of 2022 compared to $10.56 billion a year ago, partially offset by lower PPP loan origination fees which totaled $1.37 million in the first quarter of 2022 compared to $6.25 million in the first quarter of 2021.

PPP loan balances totaled $15.74 million at March 31, 2022 compared to $52.79 million and $531.81 million at December 31, 2021 and March 31, 2021, respectively, and accounted for $33.46 million in average balances for the first quarter of 2022 compared to $499.35 million for the first quarter of 2021.

The Company recorded a provision for credit losses of $4.78 million for the first quarter of 2022 compared to a provision for credit losses of $2.06 million for the fourth quarter of 2021 and a reversal of provision for credit losses of $2.00 million for the first quarter of 2021. The increase in the Company’s provision for credit losses during the first quarter of 2022 was primarily driven by strong organic loan growth. At March 31, 2022, the allowance for credit losses totaled $66.91 million, or 1.20 percent of loans held-for-investment (“loans” hereafter), compared to $62.97 million at March 31, 2021, or 1.18 percent of loans. Additionally, the reserve for unfunded commitments totaled $7.47 million at March 31, 2022 compared to $6.92 million at March 31, 2021.

For the first quarter of 2022, net charge-offs totaled $299 thousand compared to net charge-offs of $131 thousand for the first quarter of 2021. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.52 percent at March 31, 2022, compared with 0.75 percent at March 31, 2021. Classified loans totaled $152.16 million at March 31, 2022, compared to $190.42 million at March 31, 2021.

Noninterest income for the first quarter of 2022 was $34.88 million compared to $34.87 million for the first quarter of 2021, as a result of the following:

•
Trust fees increased $1.52 million to $9.82 million for the first quarter of 2022 compared to $8.30 million for the first quarter of 2021 driven by the increase in the fair value of trust assets to $8.63 billion at March 31, 2022 compared to $7.54 billion at March 31, 2021.
•
Service charges on deposits and ATM, interchange, and credit card fees increased $913 thousand and $851 thousand, respectively, for the first quarter of 2022 compared to the first quarter of 2021.
•
Mortgage income was $6.33 million for the first quarter of 2022 compared to $9.89 million for the first quarter of 2021 due to lower overall origination volumes and margins.
•
Gains on sales of foreclosed and other assets and securities were $1.11 million during the first quarter of 2022 compared to $1.01 million for the first quarter of 2021.

Noninterest expense for the first quarter of 2022 totaled $59.23 million compared to $57.72 million for the first quarter of 2021, as a result of the following:

•
Salary, commissions, and employee benefit costs totaled $34.14 million for the first quarter of 2022, compared to $34.93 million in the first quarter of 2021 reflecting annual merit-based pay increases effective March 1, 2022 offset by lower mortgage compensation expenses of $1.40 million and a decrease of $697 thousand in profit sharing expenses.
•
Noninterest expenses, excluding salary related costs, increased $2.30 million for the first quarter of 2022 compared to the same period in 2021 due to $600 thousand of foreclosed asset expenses together with increases in FDIC insurance, deposit account charge-offs, interchange processing costs, and loan processing costs.

The Company’s efficiency ratio improved to 44.16 percent for the first quarter of 2022 compared to 45.36 percent for the first quarter of 2021.

As of March 31, 2022, consolidated total assets were $13.31 billion compared to $12.10 billion at March 31, 2021. Loans totaled $5.57 billion at March 31, 2022, compared with loans of $5.32 billion at March 31, 2021. During the first quarter of 2022, loans, excluding PPP loans, grew $214.25 million, or 16.07 percent annualized. Deposits totaled $11.00 billion at March 31, 2022, compared to $9.41 billion at March 31, 2021, representing an increase of 16.85 percent. Shareholders’ equity was $1.49 billion as of March 31, 2022, compared to $1.76 billion and $1.67 billion at December 31, 2021, and March 31, 2021, respectively, as a result of changes in Other Comprehensive Income ("OCI") due to rate increases during the most recent quarter. The unrealized loss on the security portfolio, net of applicable tax, totaled $209.58 million at March 31, 2022, compared to an unrealized gain of $99.25 million and $117.01 million at December 31, 2021 and March 31, 2021, respectively.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 78 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with ten locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents and Filings" on the Company's Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2022	2021
ASSETS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Cash and due from banks	$203,187	$205,053	$201,901	$190,061	$190,350
Interest-bearing deposits in banks	394,566	323,535	359,241	654,531	893,221
Investment securities	6,502,495	6,573,179	6,119,984	5,578,048	5,109,631
Loans, held-for-investment, excluding PPP Loans	5,550,430	5,336,179	5,147,160	4,984,210	4,790,752
PPP loans	15,739	52,793	139,334	320,392	531,810
Total loans, held-for-investment	5,566,169	5,388,972	5,286,494	5,304,602	5,322,562
Allowance for loan losses	(66,913)	(63,465)	(63,370)	(62,138)	(62,974)
Net loans, held-for-investment	5,499,256	5,325,507	5,223,124	5,242,464	5,259,588
Loans, held-for-sale	27,670	37,810	47,721	61,802	65,405
Premises and equipment, net	150,168	149,764	147,516	147,655	142,415
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	2,978	3,298	3,689	4,087	4,499
Other assets	220,399	170,834	126,601	136,954	124,297
Total assets	$13,314,200	$13,102,461	$12,543,258	$12,329,083	$12,102,887

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,978,724	$3,780,230	$3,574,405	$3,427,038	$3,350,145
Interest-bearing deposits	7,021,101	6,786,258	6,318,712	6,354,656	6,063,302
Total deposits	10,999,825	10,566,488	9,893,117	9,781,694	9,413,447
Borrowings	758,595	671,152	648,679	549,969	548,604
Trade date payable	-	-	174,236	189,838	381,871
Other liabilities	67,031	105,597	93,491	87,213	93,537
Shareholders' equity	1,488,749	1,759,224	1,733,735	1,720,369	1,665,428
Total liabilities and shareholders' equity	$13,314,200	$13,102,461	$12,543,258	$12,329,083	$12,102,887

	Quarter Ended
	2022	2021
INCOME STATEMENTS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Interest income	$97,009	$95,995	$97,198	$92,602	$90,610
Interest expense	1,570	1,187	1,416	1,653	1,786
Net interest income	95,439	94,808	95,782	90,949	88,824
Provision for credit losses	4,782	2,064	-	(1,206)	(1,997)
Net interest income after provisions for credit losses	90,657	92,744	95,782	92,155	90,821
Noninterest income	34,881	34,903	37,726	34,673	34,874
Noninterest expense	59,225	61,672	62,939	59,374	57,723
Net income before income taxes	66,313	65,975	70,569	67,454	67,972
Income tax expense	10,341	10,638	11,641	11,075	11,054
Net income	$55,972	$55,337	$58,928	$56,379	$56,918

PER COMMON SHARE DATA
Net income - basic	$0.39	$0.39	$0.41	$0.40	$0.40
Net income - diluted	0.39	0.39	0.41	0.39	0.40
Cash dividends declared	0.15	0.15	0.15	0.15	0.13
Book value	10.43	12.34	12.17	12.08	11.70
Tangible book value	8.21	10.12	9.94	9.85	9.47
Market value	44.12	50.84	45.95	49.13	46.73
Shares outstanding - end of period	142,704,495	142,532,116	142,467,687	142,359,774	142,285,611
Average outstanding shares - basic	142,558,743	142,437,804	142,334,449	142,245,555	142,146,275
Average outstanding shares - diluted	143,302,063	143,251,521	143,218,920	143,164,611	143,002,658

PERFORMANCE RATIOS
Return on average assets	1.71%	1.74%	1.90%	1.89%	2.05%
Return on average equity	13.53	12.63	13.43	13.38	13.83
Return on average tangible equity	16.68	15.45	16.43	16.48	17.09
Net interest margin (tax equivalent)	3.22	3.29	3.41	3.36	3.55
Efficiency ratio	44.16	46.18	45.88	45.94	45.36

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2022	2021
ALLOWANCE FOR LOAN LOSSES	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Balance at beginning of period	$63,465	$63,370	$62,138	$62,974	$66,534
Loans charged off	(659)	(3,067)	(1,475)	(392)	(574)
Loan recoveries	360	783	2,707	595	443
Net recoveries (charge-offs)	(299)	(2,284)	1,232	203	(131)
Provision for loan losses	3,747	2,379	-	(1,039)	(3,429)
Balance at end of period	$66,913	$63,465	$63,370	$62,138	$62,974

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$6,436	$6,751	$6,751	$6,918	$5,486
Provision for unfunded commitments	1,035	(315)	-	(167)	1,432
Balance at end of period	$7,471	$6,436	$6,751	$6,751	$6,918

Allowance for loan losses /
period-end loans held-for-investment	1.20%	1.18%	1.20%	1.17%	1.18%
Allowance for loan losses /
nonperforming loans	232.71	200.33	250.92	208.45	160.00
Net charge-offs (recoveries) / average total loans
(annualized)	0.02	0.17	(0.09)	(0.02)	0.01

	Quarter Ended
	2022	2021
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Commercial:
C&I	$822,310	$784,282	$680,263	$662,711	$646,316
PPP	15,739	52,793	139,334	320,392	531,810
Municipal	191,799	177,905	165,847	179,356	176,949
Total Commercial	1,029,848	1,014,980	985,444	1,162,459	1,355,075
Agriculture	82,883	98,089	98,947	95,212	90,366
Real Estate:
Construction & Development	806,211	749,793	656,530	550,928	587,928
Farm	225,942	217,220	203,064	185,288	162,046
Non-Owner Occupied CRE	636,160	623,434	674,958	673,608	650,144
Owner Occupied CRE	881,181	821,653	824,231	820,055	759,906
Residential	1,352,162	1,334,419	1,328,798	1,328,474	1,254,727
Total Real Estate	3,901,656	3,746,519	3,687,581	3,558,353	3,414,751
Consumer:
Auto	419,818	405,416	394,072	383,764	370,027
Non-Auto	131,964	123,968	120,450	104,814	92,343
Total Consumer	551,782	529,384	514,522	488,578	462,370

Total loans held-for-investment	$5,566,169	$5,388,972	$5,286,494	$5,304,602	$5,322,562

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$47,445	$55,670	$53,620	$54,497	$61,866
Substandard	104,715	105,515	112,151	120,497	128,550
Doubtful	-	-	-	-	-
Total classified loans	$152,160	$161,185	$165,771	$174,994	$190,416

NONPERFORMING ASSETS
Nonaccrual loans	$28,723	$31,652	$25,210	$29,786	$39,333
Accruing troubled debt restructured loans	20	21	22	23	23
Accruing loans 90 days past due	11	8	23	-	2
Total nonperforming loans	28,754	31,681	25,255	29,809	39,358
Foreclosed assets	-	2,477	28	305	300
Total nonperforming assets	$28,754	$34,158	$25,283	$30,114	$39,658

As a % of loans held-for-investment and foreclosed assets	0.52%	0.63%	0.48%	0.57%	0.75%
As a % of end of period total assets	0.22	0.26	0.20	0.24	0.33

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2022	2021
CAPITAL RATIOS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Common equity Tier 1 capital ratio	19.00%	19.35%	19.71%	20.04%	20.32%
Tier 1 capital ratio	19.00	19.35	19.71	20.04	20.32
Total capital ratio	20.01	20.34	20.76	21.12	21.47
Tier 1 leverage ratio	10.78	11.13	11.19	11.10	11.55
Tangible common equity ratio	10.52	11.55	11.90	11.75	12.35
Equity/Assets ratio	11.18	13.43	13.82	13.95	13.76

	Quarter Ended
	2022	2021
NONINTEREST INCOME	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Trust fees	$9,817	$9,670	$9,484	$8,692	$8,299
Service charges on deposits	5,706	5,762	5,673	4,928	4,793
ATM, interchange and credit card fees	9,528	9,955	9,793	9,853	8,677
Gain on sale and fees on mortgage loans	6,333	6,272	8,788	8,291	9,894
Net gain on sale of available-for-sale securities	31	1	1	5	808
Net gain on sale of foreclosed assets	1,084	107	27	1	55
Net gain (loss) on sale of assets	(10)	(3)	(6)	74	145
Interest on loan recoveries	283	1,207	1,746	704	382
Other noninterest income	2,109	1,932	2,220	2,125	1,821
Total noninterest income	$34,881	$34,903	$37,726	$34,673	$34,874

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$32,540	$31,876	$34,460	$32,936	$32,636
Profit sharing expense	1,598	3,099	2,630	2,110	2,295
Net occupancy expense	3,225	3,333	3,288	3,241	3,147
Equipment expense	2,257	2,382	2,450	2,177	2,164
FDIC insurance premiums	869	848	815	766	701
ATM, interchange and credit card expenses	2,968	3,227	2,935	3,039	2,772
Legal, tax and professional fees	2,957	2,835	2,893	3,352	2,726
Audit fees	451	423	466	430	440
Printing, stationery and supplies	540	664	432	489	325
Amortization of intangible assets	320	391	398	412	412
Advertising and public relations	1,493	1,842	1,746	1,392	1,388
Operational and other losses	596	1,385	1,087	534	287
Software amortization and expense	2,457	2,817	2,855	2,829	2,619
Other noninterest expense	6,954	6,550	6,484	5,667	5,811
Total noninterest expense	$59,225	$61,672	$62,939	$59,374	$57,723

TAX EQUIVALENT YIELD ADJUSTMENT	$3,782	$3,841	$3,670	$3,633	$3,547

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Mar. 31, 2022			Dec. 31, 2021
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,015	$1	0.52%	$82	$-	0.48%
Interest-bearing deposits in nonaffiliated banks	171,970	94	0.22	320,102	124	0.15
Taxable securities	4,231,949	17,823	1.68	3,590,137	13,556	1.51
Tax exempt securities	2,612,025	18,107	2.77	2,636,360	18,163	2.76
Loans	5,487,538	64,766	4.79	5,347,069	67,993	5.04
Total interest-earning assets	12,504,497	$100,791	3.27%	11,893,750	$99,836	3.33%
Noninterest-earning assets	744,810			726,932
Total assets	$13,249,307			$12,620,682
Interest-bearing liabilities:
Deposits	$6,898,059	$1,369	0.08%	$6,399,343	$1,110	0.07%
Borrowings	781,314	201	0.10	639,725	77	0.05
Total interest-bearing liabilities	7,679,373	$1,570	0.08%	7,039,068	$1,187	0.07%
Noninterest-bearing deposits	3,827,451			3,744,848
Other noninterest-bearing liabilities	64,999			99,091
Shareholders' equity	1,677,484			1,737,675
Total liabilities and shareholders' equity	$13,249,307			$12,620,682

Net interest income and margin (tax equivalent)		$99,221	3.22%		$98,649	3.29%

	Three Months Ended			Three Months Ended
	Sept. 30, 2021			June 30, 2021
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,554	$2	0.51%	$3,049	$4	0.54%
Interest-bearing deposits in nonaffiliated banks	612,551	236	0.15	796,835	211	0.11
Taxable securities	3,081,215	12,122	1.57	2,656,211	11,449	1.72
Tax exempt securities	2,542,606	17,701	2.78	2,461,924	17,410	2.83
Loans	5,337,807	70,807	5.26	5,383,781	67,161	5.00
Total interest-earning assets	11,575,733	$100,868	3.46%	11,301,800	$96,235	3.42%
Noninterest-earning assets	705,099			692,282
Total assets	$12,280,832			$11,994,082
Interest-bearing liabilities:
Deposits	$6,346,267	$1,340	0.08%	$6,229,991	$1,560	0.10%
Borrowings	599,934	76	0.05	527,669	93	0.07
Total interest-bearing liabilities	6,946,201	$1,416	0.08%	6,757,660	$1,653	0.10%
Noninterest-bearing deposits	3,490,685			3,439,683
Other noninterest-bearing liabilities	103,446			106,994
Shareholders' equity	1,740,500			1,689,745
Total liabilities and shareholders' equity	$12,280,832			$11,994,082

Net interest income and margin (tax equivalent)		$99,452	3.41%		$94,582	3.36%

	Three Months Ended
	Mar. 31, 2021
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,942	$3	0.58%
Interest-bearing deposits in nonaffiliated banks	637,129	159	0.10
Taxable securities	2,251,419	10,264	1.82
Tax exempt securities	2,368,615	16,979	2.87
Loans	5,296,149	66,753	5.11
Total interest-earning assets	10,555,254	$94,158	3.62%
Noninterest-earning assets	700,550
Total assets	$11,255,804
Interest-bearing liabilities:
Deposits	$5,916,237	$1,696	0.12%
Borrowings	456,620	91	0.08
Total interest-bearing liabilities	6,372,857	$1,787	0.11%
Noninterest-bearing deposits	3,114,656
Other noninterest-bearing liabilities	99,581
Shareholders' equity	1,668,710
Total liabilities and shareholders' equity	$11,255,804

Net interest income and margin (tax equivalent)		$92,371	3.55%